SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 3, 2009 (date of earliest event reported: January 29, 2009)

e-Smart Technologies, Inc.

(Exact name of Registrant as specified in Charter)

Nevada	000-30717	No. 88-0409261
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

526 West 26th Street, Suite 710, New York NY 10001

(Address of principal executive office) (zip Code)

Registrant’s telephone number, including area code: (212) -727-3790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

Item 8.01.	Other Events

e-Smart Korea, a subsidiary of e-Smart Technologies, Inc. (the “Company”), has received notarized Purchase Orders for an aggregate of 90,000 “I AM”™ Card, RF Super Smart™ Card and RF Combi Card with new sensors as follows:

Bluentech Co., Ltd., a communication and device company of Seoul, South Korea, on January 30, 2009 for Ten (10,000) Thousand “I AM”™ Card, for Thirty (30,000) Thousand Korean Won per card. There is no fixed date of delivery.

Cobalt Ray Co., Ltd., a payment services company of Seoul, South Korea, on January 29, 2009 for Ten (10,000) Thousand RF Super Smart™ Cards and Ten (10,000) Thousand RF Combi Cards each for Thirty (30,000) Thousand Korean Won per card. Delivery is required on or before August 31, 2009.

Harmonytech Co., Ltd., a system integration and data processing company of Seoul, South Korea, on January 29, 2009 for Twenty (20,000) Thousand RF Combi Cards for 30,000 Korean Won per card. Delivery is required on or before August 31, 2009.

U-Smart Tech, Inc., a system integration company of Seoul, South Korea, on January 30, 2009 for Forty (40,000) Thousand “I AM”™ Card, for 40,000 Korean Won per card. There is no fixed date of delivery.

As of February 3, 2009, the exchange rate for one Korean Won was U.S. $0.0007.

The foregoing description of the purchase orders is qualified in their entirety by reference to the Purchase Order Documentation, copies of which are attached as Exhibit 10.1.

SAFE HARBOR STATEMENT Statements in this 8K that relate to future plans, financial results or projections, events or performance are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. While these statements are made to convey to the public the Company’s progress, business opportunities and growth prospects, readers are cautioned that such are forward-looking statements and the Company can make no representations or assurances regarding the statements. While management believes such representations to be true and accurate based on information available to the Company at this time, actual results may differ materially from those herein described and attached.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated:	New York, New York
February 3, 2009

E-SMART TECHNOLOGIES, INC.

/s/ Mary Grace
BY: Mary Grace, President

Exhibit Index

Exhibit Number	Description
10.1

Bluentech Co., Ltd., Purchase Order dated January 30, 2009.

Cobalt Ray Co., Ltd., Purchase Order dated January 29, 2009.

Harmonytech Co., Ltd., Purchase Order dated January 29, 2009.

U-Smart Tech, Inc., Purchase Order dated January 30, 2009.

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